UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2017

Lamb Weston Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-37830	61-1797411
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

599 S. Rivershore Lane
Eagle, Idaho	83616
(Address of principal executive offices)	(Zip Code)

(208) 938-1047

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐      Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2017, the Board of Directors (the “Board”) of Lamb Weston Holdings, Inc. appointed Peter J. Bensen to serve as a director on the Board. The Board also appointed Mr. Bensen as a member of the Audit Committee.  These actions were effective December 20, 2017.

Mr. Bensen, age 55, served as Chief Administrative Officer of McDonald’s Corporation, a global foodservice retailer, from March 2015 until his retirement in September 2016.  He also served as McDonald’s Corporation’s Corporate Senior Executive Vice President and Chief Financial Officer from May 2014 through February 2015, and Corporate Executive Vice President and Chief Financial Officer from January 2008 through April 2014.  Prior to joining McDonald’s Corporation in 1996, Mr. Bensen was a senior manager for Ernst & Young LLP.  Mr. Bensen served on the board of directors of Catamaran Corporation from December 2011 to July 2015.

Mr. Bensen will receive the same compensation as our other non-employee directors, which compensation includes an annual retainer of $90,000 and an annual grant of restricted stock units with an equity grant value of $130,000.  Both the retainer and stock award will be pro-rated for his first year of service. There are no transactions between Mr. Bensen and us that would be reportable under Item 404(a) of Regulation S-K.  Mr. Bensen was not selected pursuant to any arrangement or understanding between him and any other person.

On December 20, 2017, we issued a press release announcing the appointment of Mr. Bensen to the Board. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01                   Regulation FD Disclosure.

On December 21, 2017, we issued a press release announcing an expansion of french fry processing capacity in North America and an increase in our quarterly dividend.  A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01                   Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Lamb Weston Holdings, Inc. Press Release, dated December 20, 2017

99.2	Lamb Weston Holdings, Inc. Press Release, dated December 21, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMB WESTON HOLDINGS, INC.

By:	/s/ Eryk J. Spytek
Name: Eryk J. Spytek
Title: Senior Vice President, General Counsel and Corporate Secretary

Date:  December 22, 2017

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